Exhibit 10.3
                              CONSENT AND AMENDMENT

      CONSENT AND AMENDMENT, dated as of May 9, 2006 (this "Consent"), by and among TrueYou.com Inc., a Delaware corporation (the "Parent"), Klinger Advanced Aesthetics, Inc., a Delaware corporation formerly known as Advanced Aesthetics, Inc. (the "Old Parent"), and each of Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company ("Anushka PBG"), Anushka Boca Acquisition Sub, LLC, a Delaware limited liability company ("Anushka Boca"), Wild Hare Acquisition Sub, LLC, a Delaware limited liability company ("Wild Hare Acquisition"), DiSchino Corporation, a Florida corporation ("DiSchino"), and Klinger Advanced Aesthetics, LLC, a Delaware limited liability company formerly known as Advanced K, LLC ("KAA, LLC"; each of KAA, LLC, Anushka PBG, Anushka Boca, Wild Hare Acquisition and DiSchino being herein called a "Co-Borrower"; the Co-Borrowers, the Parent and the Old Parent being herein collectively called the "Obligors"), Technology Investment Capital Corp., a Maryland corporation, as Collateral Agent and Purchaser (for the purposes of this Consent, the "Purchaser").

                                 R E C I T A L S

      A. Reference is hereby made to that certain Note and Warrant Purchase Agreement, dated as of March 31, 2004, among the Old Parent, the Co-Borrowers and the Purchaser (the "Original Purchase Agreement"). Pursuant to the Original Purchase Agreement, the Purchaser agreed to purchase, subject to the satisfaction of certain conditions, senior secured promissory notes due 2009 of the Co-Borrowers in a maximum aggregate principal amount of $10,000,000.

      B. Pursuant to amendments dated May 30, 2004, June 29, 2004, September 30, 2004, March 15, 2005 and July 11, 2005, a Limited Waiver and Amendment dated February 23, 2005, a Waiver and Amendment dated as of August 30, 2005, a Limited Waiver and Amendment dated as of October 26, 2005, an Amendment to Note and Warrant Purchase Agreement dated as of November 29, 2005, a Limited Waiver and Amendment dated as of December 20, 2005, and an Amendment and Consent dated as of February 21, 2006 (the foregoing amendments, waivers and consents being herein collectively called the "Amendments"), certain amendments were made to the Original Purchase Agreement, certain obligations under the Original Purchase Agreement were waived by the Purchaser, and the Parent was joined as a party. The Original Purchase Agreement as amended by the Amendments is hereinafter referred to as the "Existing Purchase Agreement". Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Existing Purchase Agreement.

      C. The Obligors have requested, and the Purchaser has agreed, subject to the terms and conditions set forth herein, to consent to the making on the date hereof of a junior subordinated loan to the Parent in the aggregate principal amount of $4,838,710 (the "Subordinated Loan") by Klinger Investments LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, and North Sound Legacy International Ltd. (collectively, the "Subordinated Lenders") pursuant to a Loan Agreement dated as of the date hereof in the form set forth as Exhibit A hereto (as amended from time to time hereafter, the "Subordinated Loan Agreement"), and those certain Subordinated Promissory Notes dated the date hereof in the form set forth as

Exhibit B hereto (as amended from time to time hereafter, the "Subordinated Notes"). The obligations of the Parent under the Subordinated Loan Agreement and the Subordinated Notes would be guaranteed by each of the subsidiaries of the Parent listed in Exhibit A to the Subordinated Loan Agreement (the "Subordinated Guarantors") pursuant to Unconditional Guaranties, in the form set forth in Exhibit C hereto and dated as of the date hereof (collectively, as amended from time to time hereafter, the "Subordinated Guaranties"; the Subordinated Loan Agreement, the Subordinated Notes and the Subordinated Guaranties are hereinafter collectively referred to as the "Subordinated Loan Documents"). On the date hereof, and as a condition to the effectiveness of this Consent, the Parent, the Subordinated Guarantors and the Subordinated Lenders are entering into a Subordination Agreement with the Purchaser dated as of the date hereof in the form of Exhibit D hereto.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Consent to Subordinated Loan. Subject to the due execution and delivery on the date hereof of the Subordination Agreement by all parties thereto other than the Purchaser, the Purchaser hereby consents to the execution and delivery on the date hereof of the Subordinated Loan Documents by the respective parties thereto and the extension of the Subordinated Loan to the Parent as provided for therein. The term "Permitted Indebtedness" as defined in the Existing Purchase Agreement shall on and after the date hereof be deemed amended to include the Indebtedness and obligations incurred by the Parent and the Subordinated Guarantors pursuant to the Subordinated Loan Documents.

      2. Amendment to Definitions of "Consolidated Total Debt" and "Consolidated Interest Expense". On and after the date hereof, the term "Consolidated Total Debt" as defined in Section 1 of the Existing Purchase Agreement shall be deemed amended to exclude all Indebtedness incurred by the Parent and its Subsidiaries pursuant to the Subordinated Loan Documents, and the term "Consolidated Interest Expense" as defined therein shall be deemed amended to exclude all interest accrued in respect of the Subordinated Loan so long as such interest is not paid in cash.

      3. Amendment to Definition of "Change of Control". On and after the date hereof, the term "Change of Control" as defined in Section 1 of the Existing Purchase Agreement shall be deemed amended to include, in any event, any "Change of Control" as such term is defined in the Subordinated Loan Agreement.

      4. Waiver of Default Under Cash Balance Covenant. If and only if (i) the financing contemplated by the Subordinated Loan Documents is consummated on the date hereof and (ii) the Unrestricted Cash Balance is not less than $2,500,000 on the date hereof, the Purchaser hereby waives any Event of Default which may have occurred by reason of the failure of the Co-Borrowers to comply with the provisions of Section 7.6 of the Existing Purchase Agreement at any time prior to the date hereof.

      5. Representations and Warranties of the Obligors. Each of the Obligors represents and warrants to the Purchaser that:

      (a) After giving effect to this Consent, the representations and warranties contained in Section 3 of the Existing Purchase Agreement are true in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true in all material respects as of such earlier date.

      (b) The execution, delivery and performance by each of the Obligors of this Consent are within their respective corporate powers and have been duly authorized by all necessary corporate action on the part of the board of directors and stockholders of each respective Obligor. This Consent has been duly executed and delivered by each of the Obligors and is the legal, valid and binding obligation of each Obligor, enforceable against that Obligor, in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

      (c) Neither the execution and delivery by any of the Obligors of this Consent, nor the fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any properties or assets of any Obligor pursuant to, the Organizational Documents of such Obligor or any contract, agreement, mortgage, indenture, lease or instrument to which such Obligor is a party or by which it is bound or to which any of its assets are subject, or any statute, ordinance, law, rule, regulation, order, writ, judgment, injunction, decree or award to which such Obligor or any of its assets are subject.

      (d) No consent, approval or authorization of or declaration, registration or filing with any Governmental Authority or any nongovernmental Person, including, without limitation, any creditor or stockholder of any Obligor, is required in connection with the execution or delivery by such Obligor of this Consent or the performance by such Obligor of its obligations hereunder, or as a condition to the legality, validity or enforceability of this Consent or any provision hereof.

      6. Payment of Expenses. The Obligors shall promptly pay, or reimburse the Purchaser for, all costs and expenses of the Purchaser incurred in connection with the negotiation, preparation and execution of this Consent, including without limitation the fees and cash disbursements of the Purchaser's special counsel, Nixon Peabody LLP.

      7. Effect of Amendment. It is hereby agreed that, except as specifically provided herein, this Consent does not in any way affect or impair the terms, conditions and other provisions of the Existing Purchase Agreement or any of the other Transaction Documents, or the obligations of the Obligors thereunder, and all terms, conditions and other provisions of the Existing Purchase Agreement and the Transaction Documents shall remain in full force and effect except to the extent specifically amended, modified or waived pursuant to the provisions of this Consent.

      8. Counterparts. This Consent may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Consent. Delivery of manually executed counterparts of this Consent shall immediately follow delivery by telecopy or other electronic means, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

      9. Governing Law. THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      10. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purposes.

            [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first written above.

                                    TRUEYOU.COM INC.


                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    KLINGER ADVANCED AESTHETICS, INC.


                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    ANUSHKA PBG ACQUISITION SUB, LLC



                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    ANUSHKA BOCA ACQUISITION SUB, LLC



                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    WILD HARE ACQUISITION SUB, LLC



                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman

                                    DISCHINO CORPORATION



                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    KLINGER ADVANCED AESTHETICS, LLC



                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    TECHNOLOGY INVESTMENT CAPITAL CORP., as
                                    Collateral Agent and Purchaser


                                       By: /s/ Saul B. Rosenthal
                                          --------------------------------------
                                       Name:  Saul B. Rosenthal
                                       Title: President

                       EXHIBIT A TO CONSENT AND AMENDMENT

                       Form of Subordinated Loan Agreement

                       EXHIBIT B TO CONSENT AND AMENDMENT

                      Form of Subordinated Promissory Note

                       EXHIBIT C TO CONSENT AND AMENDMENT

                         Form of Unconditional Guaranty

                       EXHIBIT D TO CONSENT AND AMENDMENT

                         Form of Subordination Agreement